NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(United States Accredited Subscribers Only)

TO:  ETHOS ENVIRONMENTAL, INC. (the “Company”)
         6800 GATEWAY PARK DRIVE
SAN DIEGO, CA 92154 USA

Purchase of Shares

1.  Subscription

1.1  The undersigned, namely, Green Bridge Capital Partners, IV, LLC, (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, 2,500,000 common shares in the capital of the Company (the “Shares”) at the price of US$0.80 per Share (such subscription and agreement to purchase being the “Subscription”) for the total purchase price of $2,000,000 (the “Subscription Proceeds”) which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2  Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of the Shares contemplated hereby is part a private placement of Shares having an aggregate subscription level of US$2,000,000 (the “Offering”). The Offering is not subject to any minimum aggregate subscription level.

2.  Payment

2.1  The Subscription Proceeds must accompany this Subscription and shall be paid by certified check or bank draft drawn on a U.S. national bank made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company to the wiring instructions that are provided in this Subscription Agreement.

2.2  The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.
2.3  Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.       Questionnaire and Undertaking and Direction

3.1 The Subscriber must complete, sign and return to the Company the following documents:

(a)       two (2) executed copies of this Subscription Agreement; and

   (b)       a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the “Questionnaire”).

3.2   The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.       Closing

4.1   Closing of the offering (the “Offering”) of the Shares (the “Closing”) shall occur on ____, 2007, or on such other date as may be determined by the Company (the “Closing Date”).

5.       Acknowledgements of Subscriber

5.1       The Subscriber acknowledges and agrees that:

   (a)       the Shares have not been registered under the 1933 Act, or under any state securities or  “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving  any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or  sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration  statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the  registration requirements of the 1933 Act, and in each case only in accordance with applicable state  securities laws;

   (b)       the Company will refuse to register any transfer of the Shares not made in accordance  with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or  pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of  the 1933 Act;

(c)       the Company will undertake to register the Shares pursuant to that Registration Rights Agreement executed concurrently herewith;

   (d)       the decision to execute this Subscription Agreement and purchase the Shares agreed to  be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise  made by or on behalf of the Company and such decision is based entirely upon a review of information  (the “Company Information”) which has been provided by the Company to the Subscriber. If the Company  has presented a business plan or any other type of corporate profile to the Subscriber, the Subscriber  acknowledges that the business plan, the corporate profile and any projections or predictions contained in  any such documents may not be achieved or be achievable;

   (e)       the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask  questions of and receive answers from the Company regarding the Offering, and to obtain additional  information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to  verify the accuracy of the information contained in the Company Information, or any business plan,  corporate profile or any other document provided to the Subscriber;

       (f)       the books and records of the Company were available upon reasonable notice for  inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business  hours at its principal place of business and that all documents, records and books pertaining to this  Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or  advisor(s);

      (g)       by execution hereof the Subscriber has waived the need for the Company to  communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

      (h)       the Company is entitled to rely on the representations and warranties and the statements  and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the  Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the  Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire;

(i)       the Subscriber will indemnify and hold harmless the Company and, where applicable, its  respective directors, officers, employees, agents, advisors and shareholders from and against any and all  loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs  and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim,  lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or  based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any  other document furnished by the Subscriber to the Company in connection herewith, being untrue in any  material respect or any breach or failure by the Subscriber to comply with any covenant or agreement  made by the Subscriber to the Company in connection therewith;

    (j)       the issuance and sale of the Shares to the Subscriber will not be completed if it would be  unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the  Company;

    (k)       the Subscriber has been advised to consult its own legal, tax and other advisors with  respect to the merits and risks of an investment in the Shares and with respect to applicable resale  restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with  applicable resale restrictions;

    (l)       the Shares are not listed on any stock exchange or automated dealer quotation system  and no representation has been made to the Subscriber that any of the Shares will become listed on any  stock exchange or automated dealer quotation system, except that currently certain market makers make  market in shares of the Company on the National Association of Securities Dealers Inc.'s OTC Bulletin  Board;

    (m)       neither the SEC nor any other securities commission or similar regulatory authority has  reviewed or passed on the merits of the Shares;

    (n)       no documents in connection with this Offering have been reviewed by the SEC or any  state securities administrators;

    (o)       there is no government or other insurance covering any of the Shares; and

    (p)       this Subscription Agreement is not enforceable by the Subscriber unless it has been  accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the  right to reject any Subscription for any reason.

6.       Representations, Warranties and Covenants

6.1     The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

    (a)       the Subscriber is resident in the United States;

    (b)       the Subscriber has received and carefully read this Subscription Agreement;

    (c)       the Subscriber has the legal capacity and competence to enter into and execute this  Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a  corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation  and all necessary approvals by its directors,  shareholders and others have been obtained to authorize  execution and performance of this Subscription Agreement on behalf of the Subscriber;

    (d)       the Subscriber (i) has adequate net worth and means of providing for its current financial  needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able  to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford  the complete loss of such investment;

    (e)       the Subscriber is aware that an investment in the Company is speculative and involves  certain risks, including the possible loss of the investment;

    (f)       the entering into of this Subscription Agreement and the transactions contemplated  hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if  applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the  Subscriber may be a party or by which the Subscriber is or may be bound;

    (g)       the Subscriber has duly executed and delivered this Subscription Agreement and it  constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

    (h)       the Subscriber has the requisite knowledge and experience in financial and business  matters as to be capable of evaluating the merits and risks of the investment in the Shares and the  Company, and the Subscriber is providing evidence of such knowledge and experience in these matters  through the information requested in the Questionnaire;

    (i)       the Subscriber understands and agrees that the Company and others will rely upon the  truth and accuracy of the acknowledgements, representations and agreements contained in this  Subscription Agreement, and agrees that if any of such acknowledgements, representations and  agreements are no longer  accurate or have been breached, the Subscriber shall promptly notify the  Company;

    (j)       All information contained in the Questionnaire is complete and accurate and may be  relied upon by the Company, and the Subscriber will notify the Company immediately of any material  change in any such information occurring prior to the closing of the purchase of the Shares;

    (k)       the Subscriber is purchasing the Shares for its own account for investment purposes only  and not for the account of any other person and not for distribution, assignment or resale to others, and no  other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not  subdivided his interest in the Shares with any other person;

    (l)       the Subscriber is not an underwriter of, or dealer in, the common shares of the Company,  nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of  the Shares;

    (m)       the Subscriber has made an independent examination and investigation of an investment  in the Shares and the Company and has depended on the advice of its legal and financial advisors and  agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to  invest in the Shares and the Company;

    (n)       if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor  accounts, the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition  of an “Accredited Investor”, as the term is defined under Regulation D of the 1933 Act;

    (o)       if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor  accounts, the Subscriber has sole investment discretion with respect to each such account, and the  Subscriber has full power to make the foregoing acknowledgements, representations and agreements on  behalf of such account;

    (p)       the Subscriber is not aware of any advertisement of any of the Shares and is not  acquiring the Shares as a result of any form of general solicitation or general advertising including  advertisements, articles, notices or other communications published in any newspaper, magazine or similar  media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited  by general solicitation or general advertising; and

    (q)       no person has made to the Subscriber any written or oral representations:

   (i)       that any person will resell or repurchase any of the Shares;

   (ii)       that any person will refund the purchase price of any of the Shares;

   (iii)       as to the future price or value of any of the Shares; or

    (iv)       that any of the Shares will be listed and posted for trading on any stock  exchange or automated dealer quotation system or that application has been made to list and post  any of the Shares of the Company on any stock exchange or automated dealer quotation system.

6.2  The Company hereby represents and warrants to and covenants with the Subscriber (which representations, warranties and covenants shall survive the Closing) that:

    (a)  Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

(b)  Capitalization and Voting Rights. Except as set forth in the Company’s SEC filings, issued and outstanding capital stock of the Company is as set forth in the Company’s Registration Statement filed with the SEC on Form SB-2 on June 13, 2007, and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth herein and the Company’s SEC filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth herein and in the Company’s SEC filings, and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(c)  Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares of Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

(d)  No Conflict; Governmental Consents.

(i)  The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(ii)  No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such filings as may be required to be made with the SEC, NASD, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

(e)  Licenses. Except as otherwise set forth herein and in any related documents, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects in compliance therewith.

(f)  Litigation. Except as may be disclosed herein and the Company’s SEC filings, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

(g)  Disclosure. The information set forth herein and in the related documents as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(h)  Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(i)  Intellectual Property.

(i)  To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. Except as otherwise set forth herein, there are no material outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

    (ii)  Except as otherwise set forth herein, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

    (iii)  Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

    (iv)  To the best of the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business conducted by the Company; and to the best of the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any written notice alleging that any such violation has occurred. Except as otherwise set forth herein and in the Company’s SEC filings, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a material adverse effect on the business of the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees.

(j)  Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those disclosed herein and in the Company’s SEC filings; and (d) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(k)  Obligations to Related Parties. Except as described in herein and in the Company’s SEC filings, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the herein and in the Company’s SEC filings, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

6.3 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7.       Acknowledgement and Waiver

7.1       The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

8. Representations and Warranties will be Relied Upon by the Company

8.1       The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation.

The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9.       Resale Restrictions

9.1       The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act of the securities laws of any state of the United States; however, the Company does intend to register the Shares per the terms set forth in that certain Registration Rights Agreement executed concurrently herewith. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.       Legending and Registration of Subject Shares

10.1       The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.       Costs

11.1      The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

11.2   The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.  Governing Law

12.1       This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States of America applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the State of Nevada.

13. Survival

13.1   This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14.   Assignment

14.1    This Subscription Agreement is not transferable or assignable.

15. Severability

15.1   The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.   Entire Agreement

16.1   Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.   Notices

17.1  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at the address written above, Attention: The President; fax number: (619) 575-9300.

18.       Counterparts and Electronic Means

18.1       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

    IN WITNESS WHEREOF, the Subscriber has duly executed this Subscription Agreement as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share certificates to:
_________________________________________________________________
_________________________________________________________________

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:
_________________________________________________________________
(name)
_________________________________________________________________
(address)

3.
The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

_________________________________________________________________
(Name of Subscriber - Please type or print)

_________________________________________________________________
(Signature and, if applicable, Office)

_________________________________________________________________
(Address of Subscriber)

_________________________________________________________________
(City, State, and Zip Code of Subscriber)

United States of America
_________________________________________________________________
(Country of Subscriber)

_________________________________________________________________
(Fax Number and email address)

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Ethos Environmental, Inc.

DATED at __________________________________, the _______day of __________________, 2007.

ETHOS ENVIRONMENTAL, INC.

___________________________________________
Title:
Authorized Signatory

APPENDIX 1

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of ETHOS ENVIRONMENTAL, INC. (the “Company”). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies)

______ Category 1	An organization described in Section 501(c)(3) of the United States Internal Revenue Code,
a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;
______ Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;
______ Category 3	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
______ Category 4
A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors;

______ Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
______ Category 6	A director or executive officer of the Company;
______ Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

______ Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialed Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of ____,2007
If a Corporation, Partnership or Other Entity:	If an Individual:
___________________________________ Print or Type Name of Entity	_________________________________ Signature
___________________________________ Signature of Authorized Signatory	_________________________________ Print or Type Name
___________________________________ Type of Entity	_________________________________ Social Security/Tax I.D. Number